UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2015, Assurant, Inc. (the “Company”) entered into a Master Transaction Agreement (the “Agreement”) with Sun Life Assurance Company of Canada, a stock life insurance company organized under the Insurance Companies Act (Canada) (“Sun Life”), pursuant to which Sun Life will acquire the Company’s Assurant Employee Benefits operating segment (the “Business”) in exchange for approximately $940 million U.S. dollars, subject to adjustment in accordance with the terms of the Agreement (the “Transaction”). The Transaction is expected to close by the end of the first quarter of 2016.

Under the terms of the Agreement, the Company has agreed to cause (i) Interfinancial Inc., a wholly-owned direct subsidiary of the Company, to sell all of the issued and outstanding shares of capital stock or membership or other equity interests, as applicable, of each of Disability Reinsurance Management Services, Inc., Solidify Software, LLC, Denticare of Alabama, Inc., UDC Dental California, Inc. and Union Security DentalCare of Georgia, Inc. and (ii) Union Security Insurance Company, a wholly-owned direct subsidiary of Interfinancial Inc. (“USIC”), to sell all of the issued and outstanding shares of capital stock or membership or other equity interests, as applicable, of each of Dental Health Alliance, LLC, United Dental Care of Arizona, Inc., United Dental Care of Colorado, Inc., United Dental Care of Michigan, Inc., United Dental Care of Missouri, Inc., Union Security DentalCare of New Jersey, Inc., United Dental Care of New Mexico, Inc., UDC Ohio, Inc., United Dental Care of Texas, Inc. and United Dental Care of Utah, Inc. to Sun Life.

The Agreement further contemplates that, upon closing, the Company and certain of its affiliates will sell to Sun Life certain assets and assign to Sun Life certain contracts, and that Sun Life will assume certain liabilities, related to the Business. Upon closing, USIC and Union Security Life Insurance Company of New York, a wholly-owned direct subsidiary of the Company (“USLICONY”), will enter into 100% coinsurance agreements with affiliates of Sun Life, pursuant to which such affiliates will reinsure certain liabilities of USIC and USLICONY. The Agreement also contemplates that, upon closing, the Company or its applicable affiliates will enter into certain other agreements with Sun Life or its affiliates, including trust agreements, administrative services agreements and a transition services agreement.

The Agreement contains customary representations, warranties and covenants, as well as indemnification rights applying to both parties. The closing of the Transaction is subject to customary conditions, including regulatory approvals.

The foregoing description of the transaction and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Sun Life. Moreover, because certain representations and warranties were included in the Agreement for the purpose of allocating risk relating to the Transaction between the Company and Sun Life, rather than establishing certain matters as facts, you should not rely on the representations and warranties in the Agreement as characterizations of the actual state of any facts concerning the Company or Sun Life.

Item 7.01 Regulation FD Disclosure

On September 9, 2015, the Company issued a press release announcing (i) the execution of the Agreement, (ii) the authorization of the Company’s repurchase of up to an additional $750 million aggregate cost at purchase of its common stock, which supplements the Company’s existing authorization to repurchase common stock, of which approximately $276 million aggregate cost at purchase remained unused as of September 1, 2015 and (iii) the declaration of a quarterly dividend of $0.50 per share of common stock of the Company, payable on December 14, 2015, to holders of record of the Company’s outstanding common stock as of the close of business on November 30, 2015. The text of the press release, attached hereto as Exhibit 99.1, is incorporated by reference into this Item. The press release is furnished and not filed pursuant to General Instruction B.2 of Form 8-K.

CAUTIONARY STATEMENT—Some of the statements included in this Form 8-K, particularly those relating to the execution and consummation of the Transaction and the Company’s repurchase of shares of its common stock, may be forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Actual results and timing may differ materially from those projected herein due to numerous factors, including without limitation the ability of the parties to the Transaction to execute the Transaction as planned, to realize the financial and strategic benefits of the Transaction, to implement the separation of the transferred assets as planned and to integrate the transferred assets as contemplated in the Agreement; and, with respect to the Company’s repurchase of shares of its common stock, management’s evaluation from time to time of market conditions and the Company’s financial condition, and applicable legal requirements. The Company undertakes no obligation to update any forward-looking statements in this Form 8-K as a result of new information or future events or developments. For a detailed discussion of risk factors that could affect our results, please refer to the risk factors identified in our annual and periodic reports, including but not limited to our 2014 Annual Report on Form 10-K and our First Quarter and Second Quarter 2015 Forms 10-Q, each as filed with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1*	Master Transaction Agreement, dated September 9, 2015, by and between Assurant, Inc. and Sun Life.

99.1	News Release, dated September 9, 2015.

*	Schedules and certain exhibits to the Master Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ STEPHEN W. GAUSTER
Stephen W. Gauster
Senior Vice President, Chief Corporate Counsel and Assistant Secretary

Date: September 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Master Transaction Agreement, dated September 9, 2015, by and between Assurant, Inc. and Sun Life

99.1	News Release, dated September 9, 2015.

*	Schedules and certain exhibits to the Master Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the Commission.